Legal Proceedings	6 Months Ended
Jun. 30, 2012
Legal Proceedings

(12) Legal Proceedings

The Company is not currently, nor has it been in the past, subject to any material legal proceedings. From time to time, however, the Company may become involved in various legal proceedings in the ordinary course of its business, and may be subject to third-party infringement claims. These claims, even those that lack merit, could result in the expenditure of significant financial and managerial resources.

In the Company’s subscription agreements with its clients, it agrees to indemnify its clients against any losses or costs incurred in connection with claims by a third party alleging that a client’s use of its services infringes the intellectual property rights of the third party. Based on historical information and other available information as of June 30, 2012, the Company does not expect it will incur any significant liabilities under these indemnification agreements.